ATTACHMENT A-1

           NASA HUMAN & ROBOTICS TECHNOLOGY SMALL TUG PROGRAM PHASE I
                  STATEMENT OF WORK FOR SPACEDEV SPACECRAFT BUS

                       Contract #: N0405-SC-NNM05AAS92C-01
                              DATED: JUNE 27, 2005


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                           SPACEDEV STATEMENT OF WORK
                             SmallTug Spacecraft Bus

                            Reviewed and Accepted by:

                      /S/: KEITH BEALS          29 JUNE 05
                      ----------------          ----------
                                                      Date
                        /S/: ERIC WETZEL           6/27/05
                      ----------------          ----------
                                                      Date



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                                TABLE OF CONTENTS

1         INTRODUCTION                                   1
2         SCOPE                                          2
3         PROGRAM  SCHEDULE  MILESTONES                  2
4         GENERAL  REQUIREMENTS                          2
4.1       PROGRAM  DIRECTION                             2
4.2       SCHEDULE                                       2
4.3       STATUS  REPORTING                              2
4.3.1     Weekly  teleconference                         2
4.3.2     Data  availability                             2
4.3.3     Data  format                                   3
4.3.4     Periodic  meetings                             3
4.3.5     Travel                                         3
5         STUDY  TASKS                                   3
6         STUDY  DELIVERABLES                            5



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1     INTRODUCTION
The Human and Robotic Technology (HR&T) program administered by the National Aeronautics and Space Administration (NASA) explores new space technologies in support of our nation's Vision of Space Exploration. The SmallTug CisLunar Flight Experiment (SmallTug) is one of the first experiments of the HR&T program.

To realize the Nation's Vision of Space Exploration, sustainable and efficient transportation architecture will be required. As identified by NASA's Level 0 Requirements, separation of cargo and crew transport will be a fundamental characteristic of the transportation architecture. Recent advances in the analysis and design of multi-body (n-body) trajectories indicate the potential for delta v savings of between 15% and 70% over conventional transfer orbits. As one component of the architecture, dedicated tugs can utilize these advanced trajectories for highly efficient cargo transfer along periodic (repeating trajectories. Another factor in low cost cargo transport is safe, reliable, yet affordable production of large power using photo-voltaic arrays.

The SmallTug CisLunar Flight Experiment is a miniature scale demonstration of an Exploration-class cargo tug on a cyclic (1 year) n-body trajectory between the Earth and the Moon L1 point. The spacecraft will utilize solar electric propulsion and carry a small (~1.5 kg) highly sophisticated science instrument, CEASE II. The SmallTug Technology Flight Experiment (TFE) will integrate three mid-Technology Readiness Level (TRL) technologies: 1) photovoltaic solar array,
2)electromagnetic propulsion and 3) cyclic n-body trajectory design. The ultimate goal is to reduce the delta v between LEO and L1 by between 15% and 70% over conventional transfer orbits. While this demonstration mission is in cislunar space, the trajectory design methodologies demonstrated by SmallTug are applicable to all other desired destinations in the Solar System (e.g. Mars, Jupiter, etc.).

SmallTug's payload, Compact Environmental Anomaly SEnsor (CEASE II), is a small, low power instrument that provides operators with fully processed, real time, in situ measurements and autonomously generated warnings of the space radiaton environment threats. CEASE reports to SmallTug:1) Inonizing radiation dose rates, (2) Single event effects, (3) Surface and deep dielectric charging. The CEASE output is updated once per minute in a 10-byte Engineering Data packet quantifying the levels associated with those space hazards.

The SmallTug program is divided into two phases. The overall goal of Phase I is to confirm the feasibility and benefits of the SmallTug concept to support H&RT objectives. Phase I will stress the completion of design trades, analyses and integration of the applicable technology. Phase II will fabricate, test, launch, and operate the demonstration vehicle from Phase I. Completing both SmallTug phases will enable the development of full-scale solar electric space tugs that can affordably transport cargo in support of a sustained exploration campaign on a timeline that is consistent with returning humans to the Moon in 2020.

                                        1
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2     SCOPE

This SOW describes the tasks to be performed and the products to be delivered by SpaceDev as subcontractor to Andrews Space for Phase I of the H&RT SmallTug
program. The duration of Phase I is April 2005 through March 2006. The objective of Phase I is to successfully complete a Preliminary Design Review as the basis for continuation to detailed design and production.

3     PROGRAM  SCHEDULE  MILESTONES

Andrews Space's authority to proceed (ATP) on the H&RT SmallTug (Phase I period) study is April 14, 2005. Key program milestones are:

-     Kickoff  meeting-May,  2005

-     Quarterly  Review  #1,  August  17,  2005

-     Quarterly  Review  #2,  November  16,  2005

-     Project  Continuation  Review,  February  28,  2006

-     Preliminary  Design  Review,  March  29,  2006

4     GENERAL  REQUIREMENTS

4.1     PROGRAM  DIRECTION

Andrews Space will be the sole source of program direction to SpaceDev. Program direction includes, but is not limited to, issues relating to contracts, schedule and technical requirements.

4.2     SCHEDULE

SpaceDev shall deliver the products identified in this SOW (Section 6) in accordance with the Program Schedule Milestones listed in Section 3. Contractual deliverables shall be submitted 2 weeks prior to associated Program Scheduled Milestones to facilitate integration, iteration and Andrews Space requested updates.

4.3     STATUS  REPORTING

SpaceDev shall provide a monthly status report to Andrews Space. These reports will provide technical status, schedule status, and cost expenditures. The monthly reports are due on the 5th of each month. A baseline program schedule and budget shall be provided in the first month's report. In addition, cost expenditure reports shall be provided two weeks following the monthly report to facilitate program tracking. These interim cost reports may be estimated.

4.3.1     WEEKLY  TELECONFERENCE

SpaceDev  shall  support  weekly  Andrews  Space  CE&R  telecoms.

4.3.2     DATA  AVAILABILITY

SpaceDev shall utilize Andrews Space's web based Windchill ProjectLink data management system for the transfer of information. Andrews Space will make account access available to SpaceDev.

4.3.3     DATA  FORMAT

SpaceDev shall provide data in native file format as appropriate (e.g., MS Word, MS PowerPoint, MS Excel, CAD files such as ProE or .igs format, etc.). SpaceDev shall respond to communication from Andrews Space in a timely manner.

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4.3.4     PERIODIC  MEETINGS
SpaceDev shall support the meetings listed in Section 3, Program Schedule Milestones. The scope of the meeting support is in accordance with Section 5, Study Support Tasks.

4.3.5     TRAVEL

SpaceDev shall provide 4 personnel to travel in support of the 4 reviews listed in Section 3.0. for a one day duration for each meeting

5     STUDY  TASKS

The following tasks are to be performed during the Phase I period. The WBS levels are defined for cost reporting purposes. The tasks included in each WBS are listed

 WBS  1.1  MILESTONES  AND  REVIEWS
-----------------------------------

-Support  program  review  meetings  as  listed  in  Section  3.

-Provide  inputs  to  Andrews Space for the program reviews listed in Section 3.

WBS  1.2  PROGRAM  MANAGEMENT
-----------------------------

 PROGRAM  DELIVERABLES

-Prepare monthly technical progress and financial reports per Section 4.3 and conduct quarterly management reviews with Andrews Space.
 COST  ASSESSMENT  (BY  FEBRUARY  17,  2006)

-Provide  planning  input  and  cost  estimates  for  Phase  II  effort.

WBS  2.1  SYSTEMS  ENGINEERING  MANAGEMENT
------------------------------------------

CONFIGURATION AND DATA MANAGEMENT (AS REQUIRED, CONCEPT BASELINE TO BE UPDATED/ESTABLISHED BY AUGUST 8, 2005)

-Participate in Andrews Space configuration management process, provide SC bus configuration data for inclusion in system, and participate in control board discussions

MASS PROPERTIES (INITIAL INPUT BY JUNE 30, 2005, UPDATE MONTHLY THEREAFTER) -Provide SC bus mass properties input to Andrews Space, participate in mass properties management process (e.g., define weight growth allowances, define/implement weight trades)

RISK ANALYSIS & MANAGEMENT (INPUT BY JUNE 30, 2005, UPDATE 2 WEEKS PRIOR TO MAJOR REVIEWS)

-Provide input to Andrews Space program risk analysis process (e.g., risk list inputs, recommended steps to address)

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WBS  2.2  SYSTEM  REQUIREMENTS  DEFINITION:
-------------------------------------------

SYSTEM REQUIREMENTS DOCUMENT (SRD) (INITIAL INPUT BY JUNE 30, 2005, UPDATE BY AUGUST 8, 2005, FINAL INPUT BY FEB. 28, 2006)

-  Review/comment  on  the  following  specifications  and  provide   input   as
appropriate  (Andrews  is  lead  in  drafting  and controlling these documents):

     >System  Performance  Specification
     >Spacecraft  Specification
     >Avionics/GN&C/CD&H  Subsystem  Specification
     >Propulsion  Subsystem  Specification
     >Mechanical Subsystem Specification (structure, thermal management, mechanisms, LV interface, etc.)
     >Communications  Subsystem  Specification
     >Software  Specification
     >Preliminary  Component  Specifications  (by  February  28,  2006)

 ENVIRONMENTS  SPECIFICATION  (REVIEW  AND  COMMENT  BY  JUNE  30,  2005)

-Review/comment  on  System  Environments  Specification

 INTERFACE  CONTROL  DOCUMENTS  (ICD)  (PROVIDE  BY  FEBRUARY  15,  2006)

-Draft  Spacecraft-to-LV  and  intra-spacecraft  ICD's

WBS  3.2  CONFIGURATION  DEVELOPMENT  AND  VEHICLE  DESIGN
----------------------------------------------------------

FAILURE  MODE  AND  EFFECTS  ANALYSIS  (FMEA)  (INPUT  BY  DECEMBER  16,  2005)

-Review and comment on the preliminary FMEA analysis developed by Andrews Space. SPACECRAFT BUS CONCEPT DESIGN (BY AUGUST 8, 2005)

-Conduct concept design trades and analyses on the spacecraft bus, avionics, navigation sensors, power subsystem, communication subsystem, thermal management approach, mechanisms, attitude control systems (e.g., RW and ACS). The concept design of the solar array and associated drive, the power conditioning for the propulsion system, the Hall thruster, and the Hall thruster Xe feed system will be completed by other team members and provided to SpaceDev for design integration.

-Provide  recommended  concept  configuration  by first Quarterly Program Review

-Provide top level trade summaries showing analyses, assumptions, results, and conclusions.

-Provide initial concept budgets and allocation of power, propellant, data handling, link budget, processing, and memory.

-Provide  CAD  models  depicting  the  SC  concept  design

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SPACECRAFT  PRELIMINARY  DESIGN  (BY  MARCH  1,  2006)

-Conduct preliminary design of the spacecraft bus, avionics, navigation sensors, power subsystem, communication subsystem, thermal management approach, mechanisms, attitude control systems (e.g., RW and ACS). The preliminary design of the solar array and associated drive, the power conditioning for the propulsion system, the Hall thruster, and the Hall thruster Xe feed system will be completed by other team members and provided to SpaceDev for design integration. All technical input will be completed by PCR. SpaceDev will provide updates between PCR and PDR.

-Perform  preliminary  structural  and  thermal  analyses  of preliminary design

-Provide  design  data/models  of  preliminary  design

-Provide  system  schematics

-Provide preliminary design budgets and allocation of power, propellant, data handling, link budget, processing, memory, etc

-Provide requirements assessment results (verify preliminary design meets specs. and environments)

-Provide  CAD  models  depicting  the  SC  preliminary  design

-Provide  definition  of  software  architecture  and  design  approach
-.
WBS  3.3  SYSTEM  PLANNING
--------------------------

OPERATIONS PLAN (REVIEW CONCEPT OPERATIONS PLAN BY AUGUST 8, REVIEW PRELIMINARY OPERATIONS PLAN BY MARCH 15)

-Review  and  comment  on  Andrews  Space's  Operation  Plan

DEVELOPMENT AND INTEGRATION PLAN (PRELIMINARY DEVELOPMENT AND INTEGRATION PLAN BY FEBRUARY 17, 2006)

-Provide input to preliminary Small Tug Development and Integration Plan, to include all Phase II and onwards design and development activities for the spacecraft bus (e.g., project schedule, long lead, assembly/integration/verification plans)

6     STUDY  DELIVERABLES

The  following table summarizes the program deliverables described in Section 5.

                     TABLE 6-1. PHASE I PROGRAM DELIVERABLES






Item . . . . . . . . . . . . . . . .      Description . . . . . . . . . . . . . . .     Due Date
-------------------------------------     -----------------------------------------     ------------------
Major Review                              Presentation material for two quarterly           2 weeks prior
Documentation                             reviews, program continuation review,                  to review
                                          and PDR
-------------------------------------     -----------------------------------------     ------------------
Monthly Cost and                          Provide technical status, schedule status,                5th of
Status Reports.                           and cost expenditures                                each month.

                                        5
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Item . . . . . . . . . . . . . . . .      Description . . . . . . . . . . . . . . .     Due Date
-------------------------------------     -----------------------------------------     ------------------
Cost Assessment                           Phase II spacecraft bus program cost estimates February 16, 2006
-------------------------------------     -----------------------------------------     ------------------
Mass Properties Input                     Spacecraft bus mass properties input             Initial-June 30
                                                                                            Update monthly
-------------------------------------     -----------------------------------------     ------------------
Risk Management Plan Inputs               Provide risk list inputs on the spacecraft bus  Initial input by
                                                                                             June 30, 2005
                                                                                            update 2 weeks
                                                                                                  prior to
                                                                                            major reviews.
-------------------------------------     -----------------------------------------     ------------------
Requirements Input                        Provide input to SRD on the spacecraft bus      Initial-June 30,
                                                                                      2005-Update-August 8
                                                                                       2005 Final February
                                                                                                  28, 2006
-------------------------------------     -----------------------------------------     ------------------
Environmental Spec. Comments              Review/comment on Environmental Spec.              June 30, 2006
-------------------------------------     -----------------------------------------     ------------------
ICD's                                     Draft SC to LV and intra-SC ICD's              February 15, 2005
-------------------------------------     -----------------------------------------     ------------------
FMEA Comments                             Review/comment on Andrews FMEA                 December 16, 2006
-------------------------------------     -----------------------------------------     ------------------
Concept Design Data                       Recommended concept bus design, top level         August 8, 2006
                                          trade summaries, concept resource budgets
-------------------------------------     -----------------------------------------     ------------------
Preliminary Design Data                   Preliminary bus design, preliminary                March 1, 2006
                                          structural/thermal analysis results,
                                          bus system schematics, preliminary resource
                                          budgets, preliminary SW architecture/
                                          development plan.
-------------------------------------     -----------------------------------------     ------------------
Development  and Integration Plan         Spacecraft bus development and integration     February 17, 2006
                                           plan  for  Phase  II  effort.
-------------------------------------     -----------------------------------------     ------------------


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